UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 1, 2005

                                   IPEX, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                  000-50774                   41-2052984
(State or Other Jurisdiction   (Commission File             (I.R.S. Employer
       of Incorporation)            Number)              Identification Number)

            9255 Towne Center Drive, Suite 235, San Diego, CA 92121
               (Address of principal executive offices) (zip code)

                                  (858)720-8000
              (Registrant's telephone number, including area code)

             12520 High Bluff Drive, Suite 260, San Diego, CA 92130
                 (Former address, if changed since last report)

                                   Copies to:
                               Marc J. Ross, Esq.
                              David Schubauer, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

      On April 1, 2005, AICI, Inc., a Nevada corporation and wholly owned subsidiary of IPEX, Inc., entered into a new lease for premises located at 9255 Towne Center Drive, Suite 235, San Diego, California 92121. The premises consist of 896 square feet of office space. The term of the lease is for one year beginning April 1, 2005 and ending March 31, 2006. Monthly base rent under the lease agreement is $2,374.40.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

            Not applicable.

(b) Pro forma financial information.

      Not applicable.

(c) Exhibits

Exhibit
Number            Description
--------------------------------------------------------------------------------
10.1              Office Lease Agreement entered into as of April 1, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                IPEX, Inc.


Dated: April 5, 2005                            By:  /s/ Wolfgang Grabher
                                                    ----------------------------
                                                Name:    Wolfgang Grabher
                                                Title:   Chief Executive Officer


                                       2